                                                                    EXHIBIT 99.1


                               GRANT PRIDECO, INC.
                  2005 AND 2004 QUARTERLY FINANCIAL INFORMATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                             2005
                                                        ---------------------------------------------
                                                            Q1          Q2          Q3       YTD 2005
                                                        ---------   ---------   ---------   ---------
Revenues                                                $ 292,096   $ 316,947   $ 352,228   $ 961,271
Operating Expenses:
    Cost of sales                                         167,916     180,277     201,438     549,631
    Sales and marketing                                    31,704      34,654      34,824     101,182
    General and administrative                             24,522      24,554      25,150      74,226
    Research and engineering                                5,763       6,189       5,965      17,917
    Other charges                                              --          --          --          --
                                                        ---------   ---------   ---------   ---------
                                                          229,905     245,674     267,377     742,956
                                                        ---------   ---------   ---------   ---------
Operating Income                                           62,191      71,273      84,851     218,315
Interest Expense                                          (10,010)     (9,230)     (5,138)    (24,378)
Other Income (Expense), Net                                 1,137       3,456       2,920       7,513
Equity Income in Unconsolidated Affiliates                  4,793      13,129      15,927      33,849
Refinancing Charges                                            --     (35,432)    (21,654)    (57,086)
                                                        ---------   ---------   ---------   ---------
Income From Continuing Operations Before Income Taxes
  and Minority Interests                                   58,111      43,196      76,906     178,213
Income Tax Provision                                      (19,469)    (14,724)    (25,453)    (59,646)
                                                        ---------   ---------   ---------   ---------
Income from Continuing Operations Before Minority
  Interests                                                38,642      28,472      51,453     118,567
Minority Interests                                         (1,976)     (2,644)     (3,339)     (7,959)
                                                        ---------   ---------   ---------   ---------
Income from Continuing Operations                          36,666      25,828      48,114     110,608
Income (Loss) from Discontinued Operations, Net of Tax         --          --          --          --
                                                        ---------   ---------   ---------   ---------
Net Income                                              $  36,666   $  25,828   $  48,114   $ 110,608
                                                        =========   =========   =========   =========

Basic Net Income Per Share:
    Income from continuing operations                   $    0.29   $    0.21   $    0.37   $    0.87
    Income (loss) from discontinued operations                 --          --          --          --
                                                        ---------   ---------   ---------   ---------
    Net income                                          $    0.29   $    0.21   $    0.37   $    0.87
                                                        =========   =========   =========   =========
    Basic weighted average shares outstanding             125,234     125,858     128,373     126,511

Diluted Net Income Per Share:
    Income from continuing operations                   $    0.29   $    0.20   $    0.37   $    0.85
    Income (loss) from discontinued operations                 --          --          --          --
                                                        ---------   ---------   ---------   ---------
    Net income                                          $    0.29   $    0.20   $    0.37   $    0.85
                                                        =========   =========   =========   =========
    Diluted weighted average shares outstanding           128,352     129,310     131,657     129,658

                                                                                  2004
                                                        ---------------------------------------------------------
                                                            Q1         Q2           Q3         Q4        YTD 2004
                                                        ---------   ---------   ---------   ---------   ---------
Revenues                                                $ 191,481   $ 224,666   $ 246,366   $ 283,130   $ 945,643
Operating Expenses:
    Cost of sales                                         113,892     136,229     148,793     161,893     560,807
    Sales and marketing                                    29,140      30,718      33,432      35,295     128,585
    General and administrative                             19,452      19,985      20,898      24,736      85,071
    Research and engineering                                5,352       4,969       4,982       5,170      20,473
    Other charges                                           2,734       2,498       3,803          --       9,035
                                                        ---------   ---------   ---------   ---------   ---------
                                                          170,570     194,399     211,908     227,094     803,971
                                                        ---------   ---------   ---------   ---------   ---------
Operating Income                                           20,911      30,267      34,458      56,036     141,672
Interest Expense                                          (10,495)    (10,495)    (10,352)    (10,547)    (41,889)
Other Income (Expense), Net                                 2,025         333       1,613      (3,573)        398
Equity Income in Unconsolidated Affiliates                    422          41       1,447       2,690       4,600
Refinancing Charges                                            --          --          --          --          --
                                                        ---------   ---------   ---------   ---------   ---------
Income From Continuing Operations Before Income Taxes
  and Minority Interests                                   12,863      20,146      27,166      44,606     104,781
Income Tax Provision                                       (5,039)     (6,580)     (8,606)    (14,520)    (34,745)
                                                        ---------   ---------   ---------   ---------   ---------
Income from Continuing Operations Before Minority
  Interests                                                 7,824      13,566      18,560      30,086      70,036
Minority Interests                                         (1,260)     (1,521)     (1,326)     (1,136)     (5,243)
                                                        ---------   ---------   ---------   ---------   ---------
Income from Continuing Operations                           6,564      12,045      17,234      28,950      64,793
Income (Loss) from Discontinued Operations, Net of Tax        642      (9,885)         21        (305)     (9,527)
                                                        ---------   ---------   ---------   ---------   ---------
Net Income                                              $   7,206   $   2,160   $  17,255   $  28,645   $  55,266
                                                        =========   =========   =========   =========   =========

Basic Net Income Per Share:
    Income from continuing operations                   $    0.05   $    0.10   $    0.14   $    0.23   $    0.53
    Income (loss) from discontinued operations               0.01       (0.08)         --          --       (0.08)
                                                        ---------   ---------   ---------   ---------   ---------
    Net income                                          $    0.06   $    0.02   $    0.14   $    0.23   $    0.45
                                                        =========   =========   =========   =========   =========
    Basic weighted average shares outstanding             122,044     122,767     123,805     124,669     123,325

Diluted Net Income Per Share:
    Income from continuing operations                   $    0.05   $    0.10   $    0.14   $    0.23   $    0.51
    Income (loss) from discontinued operations               0.01       (0.08)         --          --       (0.07)
                                                        ---------   ---------   ---------   ---------   ---------
    Net income                                          $    0.06   $    0.02   $    0.14   $    0.23   $    0.44
                                                        =========   =========   =========   =========   =========
    Diluted weighted average shares outstanding           124,262     125,383     126,603     127,614     126,091

Note 1: On November 9, 2005, Grant Prideco filed its Quarterly Report on Form 10-Q for the three months ended September 30, 2005. As described in the Quarterly Report in Note 1 to the Condensed Consolidated Financial Statements, the Company reclassified the income tax expense related to its 50.01% ownership interest in Voest -Alpine Tubulars (VAT) partnership from "Equity Income in Unconsolidated Affiliates" to "Income Tax Provision" in the Company's Condensed Consolidated Statements of Operations. The effect of the reclassification is to report the Company's share of VAT partnership income that is taxable to the Company on a before-tax basis. Prior period results were reclassified to conform to the current year presentation. The reclassification had no impact on operating income, operating cash flows or net income.